                                  SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the registrant [x]
Filed by a party other than the registrant  [ ]

Check the appropriate box:
  [ ]  Preliminary proxy statement     [ ]  Confidential, for Use of the
                                            Commission Only (as permitted by
                                            Rule 14a-6(e) (2))

[x]  Definitive proxy statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                             CAPITOL BANCORP LTD.
     ________________________________________________________________________

                (Name of Registrant as Specified in Its Charter)

                             CAPITOL BANCORP LTD.
     ________________________________________________________________________

      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of filing fee (Check the appropriate box):

[ ]  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
Item 22(a)(2) of Schedule 14A.

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1)  Title of each class of securities to which transaction applies:

              _________________________________________________________________

         (2)  Aggregate number of securities to which transaction applies:

              _________________________________________________________________

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the fee is calculated and state how it was determined):

              _________________________________________________________________

         (4)  Proposed maximum aggregate value of transaction:

              _________________________________________________________________

         (5)  Total fee paid:

              _________________________________________________________________

  [ ]  Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)  Amount previously paid:

              _________________________________________________________________

         (2)  Form, schedule or registration statement no.:

              ________________________________________________________________

         (3)  Filing party:

              ________________________________________________________________

         (4)  Date filed:

              ________________________________________________________________

                              CAPITOL BANCORP LTD.
                          One Business & Trade Center
                          200 Washington Square North
                            Lansing, Michigan 48933


                         ANNUAL MEETING OF STOCKHOLDERS
                                  May 1, 1997

                                PROXY STATEMENT


INTRODUCTION
         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Capitol Bancorp Ltd. (the "Corporation") to be used at the 1997 Annual Meeting of Stockholders of the Corporation (the "Meeting") which will be held at the Lansing Center, 333 East Michigan Avenue, Lansing, Michigan, on Thursday, May 1, 1997 at 4:00 p.m. Eastern Time. The accompanying Notice of Meeting and this Proxy Statement are being mailed to stockholders on or about March 13, 1997.

REVOCATION OF PROXIES
         Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Corporation or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a particular stockholder attends the Meeting and revokes his proxy by notifying the Secretary at the Meeting of his or her intention to do so. Any stockholder who attends the Meeting and revokes his proxy may vote in person. Proxies solicited by the Board of Directors of the Corporation will be voted in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted FOR the nominees for directors set forth below.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
         Stockholders of record as of the close of business on March 7, 1997 (the "Record Date"), are entitled to one vote for each share then held. As of February 17, 1997, the Corporation had 4,522,066 shares of Common Stock issued and outstanding.

         The following table sets forth, as of February 17, 1997, certain information as to each person (including any group as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) who was known to be the beneficial owner of more than 5% of the Corporation's Common Stock as of that date, and as to the shares of Common Stock beneficially owned by all executive officers and directors of the Corporation as a group.


Name and Address of                                            Shares of                     Percent of
Beneficial Owner                                               Common Stock                  Common Stock
------------------------------------------------------------------------------------------------------------
Joseph D. Reid                                                 894,840(a)                    18.10%
  Capitol Bancorp Ltd.
  One Business & Trade Center
  200 Washington Square North
  Lansing, Michigan 48933


All Directors and Executive                                  1,607,949(b)                    32.03%
  Officers as a group   (25 persons)




------------------------------------------------------------------------------------------------------------


(a) Includes 422,600 options, each to purchase one share of Common Stock. See "Executive Compensation".

(b) Includes 58,761 shares held by 8 persons who are executive officers of the Corporation but not directors, of which 19,750 are vested shares held in the Capitol Bancorp Ltd. Employee Stock Ownership
         Plan.   Also  includes 84,942 shares  held by  Capitol Bancorp  Ltd.
         Directors' Deferred Compensation Plan and 477,600 options each to purchase one share of Common Stock.

ELECTION OF DIRECTORS
         The Bylaws of the Corporation establish that the number of directors shall be not less than five nor more than twenty-five.

         The persons named in the enclosed Proxy intend to vote for the election of the nominees named in this Proxy Statement unless it contains instructions to the contrary, in which case it will be voted pursuant to such instructions. All nominees are willing to be elected and to serve in such capacity for one year and until their successors are elected and qualified. If any of the nominees becomes unavailable for election, which is not anticipated, the persons named in the Proxy will vote for such other nominee, if any, as may be proposed by the Board of Directors. A majority of the Common Stock voting at the Meeting is required for the election of nominees to the Board of Directors.

         Each of the nominees for election to the Board of Directors is currently a member of the Corporation's Board of Directors and has been a member of the Board of Directors of the Corporation since the year shown in the table below (or, as to dates prior to 1988, Capitol National Bank), except as indicated.

         The table below sets forth information regarding the Corporation's Directors based on the data furnished by them. They have held the principal occupations shown for at least the past five years unless otherwise indicated. The shares in this table do not include the ESOP shares voted by Messrs. Reid, O'Leary and Carr as trustees of the ESOP for which such trustees disclaim beneficial ownership thereof except insofar as they are beneficiaries of the ESOP trust. See "Executive Compensation".


Name; Positions with the
Corporation or Principal
Occupations or Positions
During Past Five Years; Other
Directorships in Companies                                               Shares of Common
With Securities Registered                                               Stock of the
Pursuant to Section 12                                  Year First       Corporation Owned                Percent of Total
of the Securities                                       Became A         Beneficially At                  Common Stock At
Exchange Act of 1934                      Age           Director         February 17, 1997(a)             February 17, 1997
-------------------------------------------------------------------------------------------------------------------------------
Joseph D. Reid                            54             1982             894,840(b)                       18.10%
  Chairman of the Board, President
  and Chief Executive Officer of
  the Corporation; Chairman of the
  Board of the Corporation's
  subsidiaries; Chairman and Chief
  Executive Officer, Access
  BIDCO, Inc. and Onset BIDCO, Inc.
  (subsidiary of Access BIDCO, Inc.);
  Chairman of the Board, Amera
  Mortgage Corporation

Robert C. Carr                            57             1982              44,316(c)                         .98%
  Treasurer and Executive Vice
  President of the Corporation;
  President and CEO, Capitol
  National Bank

David O'Leary                             66             1982              35,811                            .79%
  Secretary of the Corporation;
  Chairman, O'Leary Paint Company


-----------------------------------------------------------------------------------------------------------------------------------



(a) Includes all shares as to which the nominee has voting power and/or investment power, including shares held by corporations owned and controlled, and shares held by children residing in the same
         household or  jointly with spouse.   This total  does not reflect
         stock purchased through voluntary participation in the Capitol Bancorp Ltd. Directors' Deferred Compensation Plan.

(b) Includes 422,600 options, each to purchase one share of Common Stock. See "Executive Compensation".

(c) Includes 23,000 options, each to purchase one share of Common Stock. Also includes 8,497 vested shares held in the Capitol Bancorp Ltd. Employee Stock Ownership Plan.

Name; Positions with the
Corporation or Principal
Occupations or Positions
During Past Five Years; Other
Directorships in Companies                                                           Shares of Common
With Securities Registered                                                           Stock of the
Pursuant to Section 12                                       Year First              Corporation Owned         Percent of Total
of the Securities                                            Became A                Beneficially At           Common Stock At
Exchange Act of 1934                         Age             Director                February 17, 1997(a)      February 17, 1997
--------------------------------------------------------------------------------------------------------------------------------
Louis G. Allen                               67              1989                       435                      .01%
  Private Banker,
  The Bank of Bloomfield Hills

Paul R. Ballard                              47              1990                    66,913(b)                  1.47%
  Executive Vice President of the
  Corporation; President and
  CEO, Portage Commerce Bank

David L. Becker                              61              1990                    38,168                      .84%
  President, Becker
  Insurance Agency, P.C.

Douglas E. Crist                             56              1982                    42,713                      .94%
  President, Developers of
  SW Florida, Inc.

Richard G. Dorner                            51              1990                    10,312(c)                   .23%
  President and CEO, Ann
  Arbor Commerce Bank

Gary A. Falkenberg                           58              1982                    29,566                      .65%
 Doctor of Osteopathic Medicine

Joel I. Ferguson                             58              1982                    32,126                      .71%
  President, WLAJ TV 53, Inc.;
  President, F & S
  Development Co. (a real
  estate development firm);
  Director, Maxco, Inc.

Kathleen A. Gaskin                           55              1982                    23,130                      .51%
  Associate Broker/State Appraiser,
  Tomie Raines, Inc. Realtors
  (formerly, Associate Broker,
  Moore-Jensen Associates, Inc.)
--------------------------------------------------------------------------------------------------------------------------------

(a) Includes all shares as to which the nominee has voting power and/or investment power, including shares held by corporations owned and controlled, and shares held by children residing in the same
         household or  jointly with spouse.   This total  does not reflect
         stock purchased through voluntary participation in the Capitol Bancorp Ltd. Directors' Deferred Compensation Plan.

(b) Includes 18,000 options, each to purchase one share of Common Stock. Also includes 6,422 vested shares held in the Capitol Bancorp Ltd. Employee Stock Ownership Plan.

(c) Includes 1,000 options, each to purchase one share of Common Stock and 4,700 vested shares held in the Capitol Bancorp Ltd. Employee Stock Ownership Plan.

Name; Positions with the
Corporation or Principal
Occupations or Positions
During Past Five Years; Other
Directorships in Companies                                                 Shares of Common
With Securities Registered                                                 Stock of the
Pursuant to Section 12                                 Year First         Corporation Owned              Percent of Total
of the Securities                                       Became A           Beneficially At                Common Stock At
Exchange Act of 1934                      Age           Director           February 17, 1997(a)           February 17, 1997
-----------------------------------------------------------------------------------------------------------------------------------

H. Nicholas Genova                        57             1992               9,918                           .22%
  Chairman and CEO, Washtenaw
  News Company, Inc.; President,
  H. N. Genova Development Company

L. Douglas Johns                          53             1982               72,850                         1.60%
  President, Mid-Michigan Investment
  Company (a holding company for
  real estate developments);
  Vice President, Leon's Foods

Michael L. Kasten                         51             1990               49,955                         1.10%
  Managing Partner, Kasten Investments,
  LLC; Vice President, Kasten Insulation
  Services (formerly M. L. Kasten
  Company); Managing Partner, Portage
  Commerce Investors

James R. Kaye                             39             1992                3,857(b)                       .08%
  President and CEO, Oakland Commerce
  Bank (formerly, Assistant Vice
  President, Banc One Leasing Corporation)

Leonard Maas                              75             1995               70,979                         1.56%
  President, Gillisse Construction
  Company (underground utility
  construction); Honorary Trustee,
  Hope College;   Limited Partner,
  CP Limited Partnership; Director,
  Quincy Street, Inc. (pork processors)

-----------------------------------------------------------------------------------------------------------------------------------

(a) Includes all shares as to which the nominee has voting power and/or investment power, including shares held by corporations owned and controlled, and shares held by children residing in the same
         household or  jointly with spouse.   This total  does not reflect
         stock purchased through voluntary participation in the Capitol Bancorp Ltd. Directors' Deferred Compensation Plan.

(b) Includes 1,000 options, each to purchase one share of Common Stock. Also includes 1,053 vested shares held in the Capitol Bancorp Ltd. Employee Stock Ownership Plan.

Name; Positions with the
Corporation or Principal
Occupations or Positions
During Past Five Years; Other
Directorships in Companies                                              Shares of Common
With Securities Registered                                              Stock of the
Pursuant to Section 12                           Year First             Corporation Owned              Percent of Total
of the Securities                                Became A               Beneficially At                Common Stock At
Exchange Act of 1934                Age          Director               February 17, 1997(a)           February  17, 1997
--------------------------------------------------------------------------------------------------------------------------------
Lyle W. Miller                     53            1982                   32,357                          .71%
  Executive Vice President,
  CUC International;
  President, SERVCO, Inc.
  (provider of credit card
  enhancements and services to the
  financial industry); President,
  Northern Leasing & Sales; President,
  Lansing Ice Arena; President, McMiller Holding
  (land holding company); Partner, Mahmill Acres
  (residential development company)
--------------------------------------------------------------------------------------------------------------------------------

(a) Includes all shares as to which the nominee has voting power and/or investment power, including shares held by corporations owned and controlled, and shares held by children residing in the same household or jointly with spouse. This total does not reflect stock purchased through voluntary participation in the Capitol Bancorp Ltd. Directors' Deferred Compensation Plan


MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
         The Board of Directors conducts its business through meetings of the Board and through its committees. During the year ended December 31, 1996, the Board of Directors held 8 meetings. Three directors of the Corporation, Messrs. Ferguson, Crist and Maas, attended fewer than 75% of the total meetings of the Board of Directors and committee meetings on which such Board member served during this period.

         Directors who are not employees of the Corporation or its subsidiaries are entitled to receive an annual directors' fee ($6,000 in 1996). Directors entitled to receive such fee may either receive the amount currently or elect to defer the amount pursuant to a deferred compensation plan. See "Directors' Deferred Compensation Plan".

         The Executive Committee, composed of Messrs. Reid, Carr, O'Leary, Ballard, Ferguson and Johns, meets for the purpose of monitoring current operating strategy and implementation of the Corporation's business plan. During the year ended December 31, 1996, the Executive Committee met 4 times.

         The Audit Committee, composed of Messrs. Falkenberg, Genova and Kasten, reviews the results of the independent auditors' audit of the Corporation's consolidated financial statements and evaluates policies, procedures and results relating to the internal audit function and recommends to the Corporation's Board of Directors the selection of independent auditors. During the year ended December 31, 1996, 5 meetings were held by the Audit Committee.

         The Compensation Committee, composed of Messrs. Miller and Kasten and Ms. Gaskin, meets for the purpose of reviewing compensation and benefit levels for the Corporation's management and making related recommendations to the Corporation's Board of Directors. During the year ended December 31, 1996, 5 meetings were held by the Compensation Committee.

EXECUTIVE COMPENSATION
         The following table sets forth compensation paid to the CEO and the next four most highly compensated executive officers of the Corporation for each of the three years in the period ended December 31, 1996. The Corporation has entered into written employment agreements with Joseph D. Reid and certain officers of the Corporation and its subsidiaries. See "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS".


                           SUMMARY COMPENSATION TABLE

                                                                                      Long-Term Compensation
                                                                              ---------------------------------------
                                           Annual Compensation                           Awards              Payouts
 ---------------------------------------------------------------------------------------------------------------------------------
                                                                Other
  Name and                                                      Annual        Restricted       Number of                 All Other
  Principal                                                     Compen-       Stock            Options/      LTIP        Compen-
  Position/Year                      Salary      Bonus (a)      sation(b)     Award(s)         SARs          Payouts     sation
 ---------------------------------------------------------------------------------------------------------------------------------
  Joseph D. Reid (c)
    Chairman, President
    and CEO:
      1996                            255,798      255,534      3,779           -0-            198,251(d)      -0-         -0-
      1995                            213,165       25,440        250           -0-             41,941(d)      -0-         -0-
      1994                            205,120          -0-        250           -0-            121,951(d)      -0-         -0-

  Robert C. Carr
    Treasurer and Executive
    Vice President of the
    Corporation; President and
    CEO, Capitol National Bank:
      1996                            150,000       27,000      2,252           -0-             10,000         -0-         -0-
      1995                            130,000       20,215      2,382           -0-             10,000         -0-         -0-
      1994                            125,000       12,000      2,251           -0-                -0-         -0-         -0-

  Paul R. Ballard
    Executive Vice President of
    the Corporation; President and
    CEO, Portage Commerce Bank:
    1996                              130,000       23,000      3,685           -0-             10,000         -0-         -0-
    1995                              104,000       20,140      3,726           -0-              5,000         -0-         -0-
    1994                              100,000       19,000      3,140           -0-                -0-         -0-         -0-

  David K. Powers
    Senior Vice President:
     1996                             103,736       20,000      2,669           -0-                -0-        -0-          -0-
     1995                              99,746       13,000      2,792           -0-                -0-        -0-          -0-
     1994                              94,122        6,000      2,820           -0-                -0-        -0-          -0-


  John C. Smythe
    Executive Vice President of
    the Corporation; Executive Vice
    President, Capitol National Bank:
    1996                              103,000       18,500      2,037           -0-                -0-        -0-          -0-
    1995                               99,009       17,950      1,391           -0-                -0-        -0-          -0-
    1994                               95,217        9,000      2,144           -0-                -0-        -0-          -0-


(a)      Represents amounts pursuant to incentive compensation program.
(b) Represents allocated personal portion of value of automobile and life insurance provided by the Corporation.
(c)      See also "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS".
(d) Represents options granted pursuant to employment agreement. See "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS".

DIRECTORS' DEFERRED COMPENSATION PLAN
         Nonemployee directors of the Corporation may either receive directors' fees currently or elect to defer such fees pursuant to a deferred compensation plan (the "Plan"). Under the terms of the Plan, directors' fees voluntarily deferred are remitted to a trustee (the "Trustee", City Bank and Trust Company, Jackson. Michigan) and such funds are invested in shares of Common Stock of the Corporation in open market transactions. As of February 17, 1997, the Plan held 84,942 shares of the Corporation's common stock. The Trustee has sole voting power over the shares held by the Plan; accordingly, the shares held by the Plan are not included in the shares attributed to each director in the table included elsewhere in this Proxy Statement. However, shares held by the Plan are included in the total of all shares held by directors and officers as a group. Each director's participation in the Plan is voluntary and does not affect the amount of his/her director fees.

PROFIT-SHARING PLAN
         The Corporation maintains a Profit-Sharing IRC Section 401(k) plan covering substantially all full-time employees of the Corporation and 80% or more owned subsidiaries over age 21. The Profit-Sharing Plan provides for contributions in amounts determined annually by the Board of Directors. Eligible employees may also make voluntary contributions to the Plan. The Corporation's contributions to the Profit-Sharing Plan charged to expense for the years 1996, 1995 and 1994 were $88,000, $84,000 and $33,500, respectively.

EMPLOYEE STOCK OWNERSHIP PLAN
         The Corporation has an Employee Stock Ownership Plan ("ESOP"). All employees of the Corporation and its 80 or more owned subsidiaries, subject to meeting certain eligibility criteria, are entitled to participate in the ESOP, excepting only Mr. Reid. Contributions to the ESOP (exclusive of amounts required pursuant to the ESOP's loan) are determined at the discretion of the Corporation's Board of Directors.

         The ESOP program was initially structured as a leveraged ESOP. Prior borrowings by the ESOP to fund purchase of Common Stock by the ESOP were retired in 1996.

         ESOP contributions charged to expense in 1996, 1995 and 1994 approximated $131,000, $130,000 and $116,000, (including ESOP note payable interest of $8,400, $19,000, and $19,000), respectively.

         The ESOP trust held 98,430 shares of the Corporation's Common Stock at December 31, 1996. The ESOP shares are voted by eligible participants of the ESOP, including officers and directors of the Corporation, insofar as such shares are vested (80,307 at February 17, 1997). Unvested shares (18,123 at February 17, 1997) are voted by Messrs. Reid, Carr and O'Leary. Vested shares voted by officers of the Corporation who are also participants in the ESOP at December 31, 1996 are included in the "Voting Securities and Principal Holdings Thereof" section of the Proxy Statement.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
         The Corporation has entered into an Employment Agreement with Joseph
D. Reid under which, in addition to any other functions to be performed by him as may be prescribed by the Board of Directors of the Corporation, he agreed to serve as Chairman of the Board, President and Chief Executive Officer of the Corporation. The term of the Employment Agreement is three years and is automatically extended for an additional year each January 1 unless either party gives written notice to the contrary. Mr. Reid's Employment Agreement binds the Corporation to issue Mr. Reid certain options at the outset of the Employment Agreement and additional options in the event of any new issue of shares equal to 15% of the sum of the additional shares issued and the shares subject to the options. The exercise price of such options is to be established by the Board of Directors based on the fair market price at the time of issuance of the option at an exercise price of not less than $7.27 per share currently. Each option expires seven years after its date of issuance. At December 31, 1996, Mr. Reid held options to purchase up to 442,273 shares of Common Stock of the Corporation at exercise prices ranging from $7.27 per share to $16.25 per share.

<Captions>

                                               Option/SAR Grants in Last Fiscal Year
                                                         Individual Grants

----------------------------------------------------------------------------------------------------------------------------
       (a)                  (b)                    (c)                      (d)                 (e)

                         Number of
                         Securities           %  of Total Options/
                         Underlying           SARs Granted to
                         Options/SARs         Employees in              Exercise or Base         Expiration
     Name                Granted (#)          Fiscal Year               Price ($/Sh)             Date
----------------------------------------------------------------------------------------------------------------------------
Joseph D. Reid            58,173                 26.96                      10.187                  2003
  "       "                6,735                  3.12                      10.25                   2003
  "       "                2,353                  1.09                      10.50                   2003
  "       "                4,739                  2.20                      10.56                   2003
  "       "               26,894                 12.46                      10.625                  2003
  "       "                4,215                  1.95                      10.687                  2003
  "       "                  425                   .20                      11.75                   2003
  "       "                  805                   .37                      12.937                  2003
  "       "                2,190                  1.02                      14.0625                 2003
  "       "               89,286                 41.37                      16.25                   2003
Robert C. Carr            10,000                  4.63                      10.187                  2003
Paul R. Ballard           10,000                  4.63                      10.187                  2003
John C. Smythe              None                  None
David K. Powers             None                  None


<Captions>
                Aggregated Option/SAR Exercised in Last Fiscal Year and Fiscal Year-End Option/SAR Values
----------------------------------------------------------------------------------------------------------------------------
  (a)                           (b)                      (c)                   (d)                      (e)

                                                                               Number of                Value of Unexercised
                                                                               Unexercised              In-the-Money
                                                                               Options/SARs at          Options/SARs at
                                                                               Fiscal Year-End          Fiscal Year-End

 Name                     Shares Acquired                                      Exercisable/             Exercisable/
                          on Exercise               Value Realized             Unexercisable            Unexercisable
----------------------------------------------------------------------------------------------------------------------------
Joseph D. Reid              172,001                 $944,778(a)                 442,273(b)               $2,184,152(c)
Robert C. Carr                                                                   20,000(b)                  110,530(c)
Paul R. Ballard                                                                  15,000(b)                   80,580(c)



(a) Based on approximate average market price per share during month of exercise ($12.39) less exercise price of stock options multiplied by number of stock options exercised.
(b)      All outstanding options are currently exercisable.
(c) The Corporation's common stock is traded on the National Market tier of The Nasdaq Stock Market(SM) under the symbol "CBCL". Value is based on December 31, 1996 closing price of $15.25 per share (which was based on market quotations supplied to the Corporation and reflects inter-dealer prices without retail mark-up, mark-down or commissions).


         The Corporation has entered into Employment Agreements with certain executive officers and/or employee directors of the Corporation (Robert C. Carr, Paul R. Ballard, Richard G. Dorner, James R. Kaye, John C. Smythe, Charles J. McDonald and David K. Powers) Except for the salaries, the terms of each agreement currently in force are substantially identical. The term of each Employment Agreement is three years and is extended automatically for one year each January 1 unless either party gives written notice to the contrary. In addition to their salaries, each employee is entitled to various fringe benefits and a discretionary bonus. All employees are entitled to disability benefits under prescribed circumstances. Similar Employment Agreements have been entered into by the Corporation's subsidiaries with certain of their executive officers who are not executive officers or directors of the Corporation.

         The Corporation and/or its subsidiaries have entered into revised Executive Supplemental Income Agreements with certain of those executive officers and/or employee directors of the Corporation and similarly by the Corporation's subsidiaries with certain of their executive officers who are not executive officers or directors of the Corporation. Executive Supplemental Income Agreements provide for the payment to each employee or designated beneficiary an annual benefit which is approximately equal to the annual base salary of each employee for a period of fifteen years in the event of either the employee's retirement or the death of the employee before attaining retirement age. In the event of a change in control of the Corporation (as defined in the Agreements) which is not approved by the Board of Directors, each employee can retire with full benefits at any time after attaining the age of 55 without approval of the Board of Directors as then constituted. The benefit liabilities under the Agreements are covered by a funded insurance program by the Corporation and/or its subsidiaries.

         The Corporation and Capitol National Bank paid rent of approximately $222,000 during 1996 for their principal offices at One Business & Trade Center, 200 Washington Square North, Lansing, Michigan to Business & Trade Center Limited, a Michigan limited partnership ("Partnership"), under lease agreements with expiration dates ranging from 1998 to 2003 and portions of which are renewable for periods of 2 1/2 years. Joseph D. Reid and L. Douglas Johns are partners of the Partnership. These two individuals abstained from voting on any matters pertaining to the leases. Management believes that the leases were made on substantially the same terms as those prevailing for comparable transactions with unrelated third parties.

         The Corporation's banking subsidiaries have, in the normal course of business, made loans to certain directors and officers of the Corporation and its subsidiaries, and to organizations in which certain directors and officers have an interest. As of December 31, 1996, the outstanding principal balance of such loans approximated $14,727,000 representing 36.7% of stockholders' equity. In the opinion of management, such loans were made in the ordinary course of business and were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unrelated parties and did not involve more than the normal risk of collectibility or present other unfavorable features. The Corporation has a written policy that all loans to, and all transactions with, Corporation officers, directors, affiliates and/or shareholders holding 10% or more of the Corporation's stock will be made or entered into for bona fide business purposes, on terms no less favorable than could be made to, or obtained from, unaffiliated parties, and shall be approved by a majority of the directors of the Corporation, including a majority of the independent disinterested directors of the Corporation.

         The Corporation and its subsidiaries on a consolidated basis own approximately 20% of the outstanding common stock of Access BIDCO, Incorporated, with an aggregate carrying value of $895,000 at December 31, 1996. During 1996, the Corporation and its subsidiaries received cash dividends from Access BIDCO aggregating $268,500. Access BIDCO is a specialized business and industrial development corporation, regulated by the Michigan Financial Institutions Bureau which is the same state agency which regulates state-chartered commercial banks and other state-chartered financial institutions. As a Michigan BIDCO, Access BIDCO is a non-depository financial institution engaged in making loans and providing other financing and management assistance to Michigan businesses as permitted under the Michigan BIDCO Act.

         Joseph D. Reid, Chairman and Chief Executive Officer of Access BIDCO, Incorporated serves as a director of Access BIDCO and its majority-owned subsidiary, Onset BIDCO. In his capacity as an executive officer of Access BIDCO, Mr. Reid received cash compensation in 1996 in the form of a salary in the amount of $122,850 (exclusive of a retirement plan contribution on behalf of Mr. Reid of $18,428). Mr. Reid also owns 4.5% of the outstanding common stock of Access BIDCO. In addition to the relationship between Mr. Reid and Access BIDCO, Vice President and Chief Financial Officer of Capitol Bancorp, Lee W. Hendrickson, serves as Vice President, Chief Financial Officer, and a director of Access BIDCO and its majority-owned subsidiary. Mr. Hendrickson received a salary from Access BIDCO for his services as an executive officer of Access BIDCO. Cristin K. Reid, Mr. Reid's daughter, is an employee and officer of Access BIDCO and is a director of its majority owned subsidiary. Ms. Reid, through Access BIDCO, performed certain services for Capitol Bancorp in 1996 relating to formation of de novo banks and regulatory compliance. Capitol Bancorp pays periodic fees ($100,000 in 1996) to Access BIDCO for the services of Mr. Hendrickson and Ms. Reid.

         In conjunction with its business financing activities, Access BIDCO and Onset BIDCO have from time to time purchased loan participations from or sold participations to the Corporation's banks and has engaged in business financing transactions with such banks, consistent with efforts in engaging in tandem financing of Michigan businesses with banks and other financial institutions, including transactions with certain directors of the Corporation and/or businesses in which they are principal owner(s), directors or management. Any loans by Access BIDCO or Onset BIDCO purchased by the Corporation's banks on a participating basis or otherwise are subject to the banks' normal credit review and approval analysis procedures. Conversely, loans of the Corporation's banks purchased by Access BIDCO or Onset BIDCO on a participating basis or otherwise are subject to the normal credit review analysis and approval of Access and Onset.

         In addition to the foregoing, Access BIDCO leases office space from the Corporation and certain subsidiaries on a month-to-month basis at approximately $2,000 per month.

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS
         BDO Seidman, LLP acted as independent auditors for the Corporation for the year ended December 31, 1996. Representatives of BDO Seidman, LLP will be present at the Meeting to respond to appropriate questions and will have the opportunity to make a statement if they desire to do so.

OTHER MATTERS
         The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, including matters relating to the conduct of the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of those voting the proxies.

MISCELLANEOUS
         The cost of solicitation of proxies will be borne by the Corporation. In addition to solicitations by mail, directors, officers and regular employees of the Corporation may solicit proxies personally or by telephone without additional compensation.

         The Corporation's 1996 Annual Report to Stockholders ("Annual Report") is being provided herewith. Any stockholder who does not receive a copy of the Annual Report may obtain a copy by writing the Corporation. The Annual Report is not to be treated as a part of the proxy solicitation material nor as having been incorporated herein by reference.

FORM 10-KSB
         A COPY OF THE CORPORATION'S 1996 FORM 10-KSB, WITHOUT EXHIBITS, IS AVAILABLE TO STOCKHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO: CAPITOL BANCORP LTD., ONE BUSINESS & TRADE CENTER, 200 WASHINGTON SQUARE NORTH, LANSING, MICHIGAN 48933, ATTENTION: LINDA D. PAVONA, VICE PRESIDENT.

STOCKHOLDER PROPOSALS
         In order to be eligible for inclusion in the Corporation's proxy material for next year's annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received at the Corporation's main office at One Business & Trade Center, 200 Washington Square North, Lansing, Michigan 48933, no later than November 13, 1997. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended.

                       BY ORDER OF THE BOARD OF DIRECTORS



                                                     \s\ Joseph D. Reid
                                                     JOSEPH D. REID
                                                     Chairman of the Board


Lansing, Michigan
March 13, 1997

                              CAPITOL BANCORP LTD.
                           One Business & Trade Center              PROXY
                          200 Washington Square North
                               Lansing, MI  48933
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Joseph D. Reid and David O'Leary as Proxies, each with the power to appoint his substitute and hereby authorizes them to represent and to vote as designated below, all the shares of Common Stock of Capitol Bancorp Ltd. held of record by the undersigned on March 7, 1997 at the Annual Meeting of Shareholders to be held on May 1, 1997, or any adjournment thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL:
1.  Election of Directors:
    [ ]  FOR all nominees listed         [ ]  WITHHOLD AUTHORITY to vote for all
         (except as marked to the contrary)  nominees listed below
  Louis G. Allen   Richard G. Dorner   H. Nicholas Genova   Leonard Maas
  Paul R. Ballard  Gary A. Falkenberg  Lewis D. Johns       Lyle W. Miller
  David L. Becker  Joel I. Ferguson    Michael L. Kasten    David O'Leary
  Robert C. Carr   Kathleen A. Gaskin  James R. Kaye        Joseph D. Reid
  Douglas E. Crist
(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW.)
________________________________________________________________________________
2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted "FOR" Proposal 1.

                                   Please sign this proxy exactly as your name appears on the books of the company. Joint owners should each sign personally.
                                   Trustees and other fiduciaries should
                                   indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

                                   Date ________________________________, 1997

                                   Signature _________________________________

                                   Signature if held jointly _________________

                                   PLEASE MARK, SIGN, DATE AND RETURN THE PROXY
                                   CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                   PLEASE INDICATE WHETHER YOU PLAN TO ATTEND
                                   THE ANNUAL MEETING OF STOCKHOLDERS

                                   [ ]  WILL ATTEND

                                   [ ]  WILL NOT ATTEND